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                                                                    Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Acsys, Inc.'s previously filed Registration Statements File No. 333-46465 and File No. 333-67875.

                                            ARTHUR ANDERSEN LLP

Philadelphia, Pa.
March 29, 1999